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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 14, 2002

                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
            (Exact name of Registrants as specified in their charter)


       Delaware                        333-72440                06-1615412
       Delaware                        333-72440-01             06-1630167
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrants' telephone number: (845) 695-2600

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Item 9.   Regulation FD Disclosure.

(a) Certification of Quarterly Report by Chief Executive Officer of Mediacom Broadband LLC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Broadband LLC (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rocco
B. Commisso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002                           BY:   /S/ ROCCO B. COMMISSO
                                              ---------------------------------
                                                    Rocco B. Commisso
                                                    Chief Executive Officer

(b) Certification of Quarterly Report by Chief Executive Officer of Mediacom Broadband Corporation.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Broadband Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rocco B. Commisso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002                          BY:   /S/ ROCCO B. COMMISSO
                                               ---------------------------------
                                                   Rocco B. Commisso
                                                   Chief Executive Officer

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(c)  Certification of Quarterly Report by Chief Financial Officer of Mediacom
     Broadband LLC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Broadband LLC (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Stephan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002                             BY:   /S/ MARK E. STEPHAN
                                               ---------------------------------
                                                      Mark E. Stephan
                                                      Chief Financial Officer

(d) Certification of Quarterly Report by Chief Executive Officer of Mediacom Broadband Corporation.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Broadband Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark E. Stephan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002                          BY:   /S/ MARK E. STEPHAN
                                               ---------------------------------
                                                   Mark E. Stephan
                                                   Chief Financial Officer


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Mediacom Broadband LLC
                                     (Registrant)

Date: August 14, 2002              By:   /s/ Mark Stephan
                                       ----------------------------------------
                                         Mark Stephan
                                         Senior Vice President and
                                            Chief Financial Officer

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Mediacom Broadband Corporation
                                          (Registrant)

Date: August 14, 2002                 By: /s/ Mark Stephan
                                          --------------------------
                                              Mark Stephan
                                              Treasurer and Secretary